Schedule of net revenues by billing (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Net Revenues
Gross billing	$ 2,974,850	$ 2,138,786	$ 2,552,275
Billing from products	2,898,210	2,074,203	2,473,534
Billing from freight and insurance services	76,640	64,583	78,741
Taxes on sales	(347,311)	(184,714)	(216,141)
Return of products sales	(5,429)	(3,143)	(3,419)
Net revenues	$ 2,622,110	$ 1,950,929	$ 2,332,715